SUPPLEMENT TO THE PROSPECTUS

                         Prospectus dated August 1, 1996
                  (as previously supplemented October 1, 1996)

                             TEMPLETON REGION FUNDS
                         TEMPLETON GREATER EUROPEAN FUND

The discussion under "WHO MANAGES THE FUNDS? - PORTFOLIO MANAGEMENT" is amended by replacing the first two paragraphs with the following text:

Greater European Fund is managed by Jeffrey A. Everett, Richard Sean Farrington and Mark G. Holowesko. Mr. Everett is an executive vice president of the Investment Manager. He holds a BS in finance from Pennsylvania State University and is also a Chartered Financial Analyst. He joined the Templeton organization in 1989 and is responsible for managing several offshore accounts at Templeton,
as well as several Templeton funds.   Mr. Everett's global research
responsibilities encompass industry coverage for broadcasting, advertising, publishing and real estate, and ountry responsibilities for Italy and Australia. Prior to joining the Templeton organization, Mr. Everett was an investment officer at First Pennsylvania Investment Research, a division of First Pennsylvania Corporation, where he analyzed equity and convertible securities. He also coordinated research for Centre Square Investment Group, the pension management subsidiary of First Pennsylvania Corporation. Mr. Farrington is a vice president of the Investment Manager. He holds a BA in economics from Harvard University. Mr. Farrington is a Chartered Financial Analyst and is currently the president of the Bahamas Society of Financial Analysts. He joined the Templeton organization in 1991 and is currently a research analyst and portfolio manager. Mr. Farrington's current research responsibilities include global industry coverage of the electrical equipment industries, as well as non-U.S. electric utilities. He is also responsible for country coverage of Hong Kong, China and Taiwan. Mr. Holowesko is president of the Investment Manager. He holds a BA in economics from Holy Cross College and an MBA from Babson College. He is a Chartere Financial Analyst, Chartered Investment Counselor, and a director and founding member of the International Society of Financial Analysts. Prior to joining the Templeton organization, Mr. Holowesko worked with RoyWest Trust Corporation (Bahamas) Limited as an investment analyst. His duties at RoyWest included managing trust and individual accounts, as well as equity market research worldwide. Mr. Holowesko is responsible for coordinating equity research worldwide for the Investment Manager and managing several mutual funds.


October 31, 1996                                            TLGIT STKPM 11/96